SEVENTH LEASE AMENDMENT

between

MET PARK WEST IV, LLC

and

TARGETED GENETICS CORPORATION

This Seventh Lease Amendment (this “Amendment”) is dated for reference purposes as of June 7, 2006, by and between MET PARK WEST IV, L.L.C., a Delaware limited liability company (“Landlord” or “Lessor”), and TARGETED GENETICS CORPORATION, a Washington corporation (“Tenant” or “Lessee”).

1.    Recitals

1.1    Lease. Tenant and Benaroya Capital Company, LLC, a Washington limited liability company, the predecessor-in-interest to Landlord, entered into that certain Office Lease dated October 7, 1996, as subsequently amended by that certain (i) First Lease Amendment dated October 7, 1996, (ii) Second Lease Amendment dated February 25, 2000, (iii) Third Lease Amendment dated April 19, 2000, (iv) Fourth Lease Amendment dated March 28, 2001, (v) Fifth Lease Amendment dated January 8, 2004 (the “Fifth Amendment”), and (vi) Sixth Lease Amendment dated April 1, 2006 (the “Sixth Amendment”, and as so amended, the “Lease”), for those certain premises (the “Premises”) containing approximately 4,990 rentable square feet (“rsf”) of office space located on the first floor in Suite 100 (“Suite 100”) of the office building known as the Metropolitan Park West Tower located at 1100 Olive Way, Seattle, Washington 98101 (the “Building”), all as more particularly described in the Lease. All terms defined in the Lease shall have the same meanings when used in this Amendment, unless a different meaning is clearly expressed herein.

1.2    Amendment. The parties hereto desire to modify and amend the Lease as more particularly set forth in this Amendment.

2.    Minimum Monthly Rent. Effective as of April 1, 2006 (the “Effective Date”), but subject to the “Termination Fee” (as such term is defined in the Sixth Amendment) payment provisions set forth in Section 2.1 of the Sixth Amendment, Section 3 of the Lease (Minimum Monthly Rent) is amended as follows:

Lease Months	Monthly Minimum Rent
4/1/06 - 3/31/07	$8,940.42
4/1/07 - 3/31/08	$9,252.30
4/1/08 - 3/31/09	$9,564.17

3.    Right of First Offer. As of the Effective Date, Exhibit G, Paragraph 2, as amended in Section 6 in the Fifth Amendment is hereby further amended by deleting the first sentence in its entirety and replacing it with the following:

“Provided Lessee is not in default of any material term or condition of the Lease (unless the Default was cured within the applicable cure period), Lessee shall have the Right of First Offer to lease any space that is or will become available for lease on the first floor or the second floor of the Metropolitan Park West Tower, subject to any rights existing prior to the date of this Amendment.”

4.    Parking. As of the Effective Date, notwithstanding any existing Lease provisions to the contrary, Tenant shall not be entitled to lease any parking stalls in the Building Garage, in the Metropolitan North Garage or in the Metropolitan East Garage, or on any nearby surface lots that are owned or controlled by Landlord, except that Tenant shall have the right to lease additional parking on an “as available basis” to the extent available, in which case Tenant shall pay to Landlord or the owner of such parking garage, as the case may be, for such parking passes on a monthly basis the current rate generally available as established from time to time at the location of such passes.

5.    Termination of Option to Cancel Lease. As of the Effective Date, Exhibit G, Paragraph 4, as amended in Section 8 of the Fifth Amendment (Option to Cancel Lease), is hereby deleted in its entirety.

6.    Miscellaneous

6.1    Ratification. Except as specifically amended or modified herein, each and every term, covenant, and condition of the Lease as amended hereby is ratified and shall remain in full force and effect. To the extent any conflict arises between the Lease and this Amendment, this Amendment shall govern. Landlord and Tenant each certify to the other, that as of the date hereof, to the best of their actual knowledge, (i) no defenses or offsets exist to the enforcement of the Lease by either party, (ii) neither Tenant nor Landlord is in default in the performance of the Lease or any provisions contained therein, and (iii) neither Tenant nor Landlord has committed any breach of the Lease, nor has any default occurred which, with the passage of time or the giving of notice or both, would constitute a default or a breach by Tenant or Landlord under the Lease. Tenant’s actual knowledge, for the purposes of this Section 12.1, shall mean the actual knowledge, without any review of file materials or any other duty of inquiry, of James Mann, Facilities Manager. Landlord’s actual knowledge, for the purposes of this Section 12.1, shall mean the actual knowledge, without any review of file materials or any other duty of inquiry, of Barb Congleton at Wright Runstad & Company.

6.2    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their legal representatives, successors and permitted assigns.

6.3    Governing Law. This Amendment shall be interpreted and construed in accordance with the law of the State of Washington.

6.4    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

6.5    Effectiveness of Agreement. In no event shall any draft of this Amendment create any obligations or liabilities, it being intended that only a fully-executed copy of this Amendment delivered by the parties will bind the parties hereto.

[Rest of page intentionally left blank; signature page follows]

[Signature Page to Amendment to Lease between Met Park West IV, L.L.C.
and Targeted Genetics Corporation]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

LANDLORD:

MET PARK WEST IV, L.L.C.,
a Delaware limited liability company

By: Met Park West Mezz IV, L.L.C.,
a Delaware limited liability company
Its Sole Member

By: Walton REIT Holdings IV, L.L.C.,
a Delaware limited liability company
Its Sole Member

By: Walton REIT IV, L.L.C.,
a Delaware limited liability company
Its Managing Member

By: Walton Street Real Estate Fund IV, L.P.,
a Delaware limited partnership
Its Managing Member

By: Walton Street Managers IV, L.P.,
a Delaware limited partnership
Its General Partner

By: WSC Managers IV, Inc.,
a Delaware corporation
Its General Partner

By: /s/ Douglas J. Weker
Name:Douglas J. Weker
Title: Vice President

Date Signed: June __, 2006
TENANT: TARGETED GENETICS CORPORATION, a Washington corporation By: /s/ H. Stewart Parker Name: H. Stewart Parker Title: Pres. & CEO Date Signed: June 7th, 2006

S-1

STATE OF ILLINOIS COUNTY OF COOK	} } ss. }

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 15th day of June, 2006, before me personally appeared Douglas Welker, to me known to be the VP of WSC Managers IV, Inc., a Delaware corporation, that executed the within and foregoing instrument as General Partner of Walton Street Managers IV, L.P., a Delaware limited partnership, the General Partner of Walton Street Real Estate Fund IV, L.P., a Delaware limited partnership, the Managing Member of Walton REIT IV, L.L.C., a Delaware limited liability company, the Managing Member of Walton REIT Holdings IV, L.L.C., a Delaware limited liability company, the Sole Member of Met Park West Mezz IV, L.L.C., a Delaware limited liability company, the Sole Member of MET PARK WEST IV, L.L.C., a Delaware limited liability company, the company that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said joint venture, for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument.

WITNESS my hand and seal hereto affixed the day and year first above written.

/s/ Susan Elaine Houchin
Susan Elaine Houchin
Type or print name

Notary Public in and for the State of Illinois
Residing at Chicago, IL
My commission expires: 4/21/08

STATE OF WASHINGTON COUNTY OF KING	} } ss. }

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 7th day of June, 2006, before me personally appeared H. Stewart Parker, to me known to be the President and CEO of Targeted Genetics Corp., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

WITNESS my hand and official seal hereto affixed the day and year first above written.

/s/ Beverly J. Eckert
Beverly J. Eckert
Type or print name

Notary Public in and for the State of Washington
Residing at [illegible]
My commission expires: 3/19/09